UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 9, 2015

BULK STORAGE SOFTWARE, INC.
Exact name of Registrant as Specified in its Charter

Colorado	333-168328	26-1244643
(State or Other Jurisdiction	(Commission File	(IRS Employer Identification
of Incorporation)	Number )	Number)

10790 Glengate Loop
Highlands Ranch, Colorado	80130
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (303)-862-6857

Not Applicable
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective January 9, 2015, Hartley Moore Accountancy Corporation was dismissed as the Company’s independent registered public accounting firm. The decision was approved on January 9, 2015 by the Board of Directors of Bulk Storage Software, Inc.

During the Registrant’s last two fiscal years ended September 30, 2014 and September 30, 2013, and the subsequent period through dismissal on January 9, 2015, there were (i) no disagreements with Hartley Moore Accountancy Corporation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The report of Hartley Moore Accountancy Corporation regarding the Company’s financial statements for the fiscal year ended September 30, 2013 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Hartley Moore Accountancy Corporation on the Company’s financial statements for the fiscal year ended September 30, 2013 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.  Hartley Moore Accountancy Corporation did not report on the annual financial statements for the fiscal year ended December 31, 2014.

The Registrant provided Hartley Moore Accountancy Corporation with a copy of the disclosures made in this Current Report on Form 8-K on January 12, 2015, and requested that Hartley Moore Accountancy Corporation furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter to be furnished by Hartley Moore Accountancy Corporation is attached as Exhibit 16.

On January 12, 2015 the Registrant engaged Anton & Chia, LLP as the Registrant’s new independent registered public accounting firm. The appointment of Anton & Chia, LLP was approved by the Board of Directors of Bulk Storage Software, Inc.   Anton & Chia, LLP did not prepare or provide any financial reports for any periods prior to the date of engagement, nor did it prepare or provide any financial reports prior to the year ended September 30, 2014.  Neither the Company, nor any person on behalf of the Company, consulted with Anton & Chia, LLP during the Company’s two most recent fiscal years or the subsequent interim period prior to the engagement of Anton & Chia, LLP and the dismissal of Hartley Moore Accountancy Corporation.

9.01 Exhibits

Exhibit Number                                                      Description
16                                           Letter from Hartley Moore Accountancy Corporation

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 13, 2015	/s/	Geoffrey Gibbs
Geoffrey Gibbs
President, Secretary, Treasurer and Director

Dated: January 13, 2015	/s/	Matthew Milonas
Matthew Milonas
Chief Operating Officer